Exhibit 10.26.6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER FIVE TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Five (this “Amendment”), dated as of the 1st day of May, 2012 (“Amendment Number Five Effective Date”), to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Shuttle America Corp. (as assignee of Republic Airline, Inc.) (“Shuttle America” or “Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Shuttle America and Republic are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

WHEREAS, contemporaneously with the execution and delivery of this Amendment, (a) Delta and Republic Airline, Inc., a wholly owned subsidiary of Republic (“Republic Airline”) have entered into that certain [***], and (b) Delta and Republic have entered into a [***]; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	Amendment to Article 19. Section 19(B) of the Agreement is hereby deleted in its entirety and replaced with the following:

B. [***]

[***]

3.	Miscellaneous.

A.

This Amendment, [***] constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

(Signatures appear on fallowing page)

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.	Delta Air Lines, Inc.

By: /s/ Ethan J. Blank	By: /s/ Don Bornhorst
Name: Ethan J. Blank	Name: Don Bornhorst
Title: Vice President, General Counsel	Title: SVP Delta Connection

Shuttle America Corporation

By:	/s/ Ethan J. Blank
Name:	Ethan J. Blank
Title:	Vice President, General Counsel

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